
                                                                                                                        EXHIBIT (99)
BUSINESS SEGMENTS (A)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                THREE MONTHS ENDED DECEMBER 31, 1999
                                            ----------------------------------------------------------------------------------------

                                                        REAL                COMMERCIAL
                                      INVESTMENT      ESTATE  TRADITIONAL    LEASING &
(In millions)                            BANKING     FINANCE      BANKING         RAIL    INTERNATIONAL   OTHER          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                    $    33         19        199             62           35           -            348
  Provision for loan losses                    -          -         61              1            -           -             62
  Trading account profits                     95          -          -              -            -           -             95
  Fee and other income                       327         41          8             41           51         (71)           397
  Noninterest expense                        208         34         50             29           55           -            376
  Income tax expense                          94          7         37             23           13         (71)           103
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $   153         19         59             50           18           -            299
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                   44.99 %    45.34       7.94          80.19        13.55           -          22.22
  Average loans, net                     $ 3,883      2,026     22,459          5,335        4,921           -         38,624
  Average deposits                         3,212        831      2,820             21        4,415           -         11,299
  Average attributed stockholders'
    equity (b)                           $ 1,330        166      3,019            249          601           -          5,365
------------------------------------------------------------------------------------------------------------------------------------

                                          RETAIL
                                     BROKERAGE &                                            PRIVATE
                                       INSURANCE       TRUST       MUTUAL           CAP      CLIENT
(In millions)                           SERVICES    SERVICES        FUNDS       ACCOUNT     BANKING        OTHER       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                    $     39          12          (2)           61           44            -         154
  Provision for loan losses                     -           -           -             -            -            -          -
  Fee and other income                        451         185         124            34            4          (25)        773
  Noninterest expense                         400         111          50            36           26            -         623
  Income tax expense                           33          34          27            22            7          (11)        112
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $     57          52          45            37           15          (14)        192
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    35.56 %     87.06       87.50         73.94        19.06            -       51.26
  Average loans, net                     $      1         123           -             -        3,773            -       3,897
  Average deposits                              -       2,682           -        14,245        3,181            -      20,108
  Average attributed stockholders'
    equity (b)                           $    612         247         169           200          269          (34)      1,463
------------------------------------------------------------------------------------------------------------------------------------

                                                                       HOME
                                                                   EQUITY &
                                                    FIRST               THE                            RETAIL
                                                    UNION             MONEY           CREDIT           BRANCH
(In millions)                                    MORTGAGE             STORE            CARDS         PRODUCTS          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                             $    14               143               44              635            836
  Provision for loan losses                             1                22               35               22             80
  Fee and other income                                 46                29               84              200            359
  Noninterest expense                                  53               188               61              633            935
  Income tax expense                                    2               (14)              12               69             69
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                      $     4               (24)              20              111            111
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                            16.41 %           (7.18)           17.08            21.47          11.61
  Average loans, net                              $ 1,076            13,414            1,689           23,483         39,662
  Average deposits                                    900               243               15           67,076         68,234
  Average attributed stockholders'
    equity (b)                                    $    65             1,232              452            2,066          3,815
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       (CONTINUED)


BUSINESS SEGMENTS (a)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                THREE MONTHS ENDED DECEMBER 31, 1999
                                            ----------------------------------------------------------------------------------------

                                                                   SMALL                         REAL   CASH MGT. &
                                                                BUSINESS                       ESTATE       DEPOSIT
(In millions)                                                    BANKING        LENDING       BANKING      SERVICES       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                           $      20            94            43           243          400
  Provision for loan losses                                             1            18             6             -           25
  Fee and other income                                                  -             -             -           140          140
  Noninterest expense                                                  12            74            17           202          305
  Income tax expense                                                    3            (4)            9            69           77
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $       4             6            11           112          133
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                             9.53 %        1.61         10.24         58.11        19.71
  Average loans, net                                            $   2,756        21,646         8,741             -       33,143
  Average deposits                                                      -             -             -        25,920       25,920
  Average attributed stockholders'
    equity (b)                                                  $     183         1,230           535           760        2,708
------------------------------------------------------------------------------------------------------------------------------------

                                        CAPITAL        CAPITAL    FIRST UNION                              TREASURY/
(IN MILLIONS)                           MARKETS           MGT.     SECURITIES      CONSUMER   COMMERCIAL     NONBANK        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (C)
Income statement data
  Net interest income                    $     348          154          502           836          400           207        1,945
  Provision for loan losses                     62            -           62            80           25             6          173
  Trading account profits                       95            -           95             -            -             4           99
  Fee and other income                         397          773        1,170           359          140            69        1,738
  Noninterest expense                          376          623          999           935          305           121        2,360
  Income tax expense                           103          112          215            69           77            46          407
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                      299          192          491           111          133           107          842
  After-tax merger-related and
    restructuring charges                        -            -            -             -            -             4            4
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                $     299          192          491           111          133           111          846
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     22.22 %      51.26        28.53         11.61        19.71         13.20        19.78
  Average loans, net                     $  38,624        3,897       42,521        39,662       33,143        18,073      133,399
  Average deposits                          11,299       20,108       31,407        68,234       25,920        11,419      136,980
  Average attributed stockholders'
    equity (b)                           $   5,365        1,463        6,828         3,815        2,708         3,335       16,686
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS (A)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED SEPTEMBER 30, 1999
                                            ----------------------------------------------------------------------------------------

                                                           REAL                COMMERCIAL
                                        INVESTMENT       ESTATE  TRADITIONAL    LEASING &
(In millions)                              BANKING      FINANCE      BANKING         RAIL    INTERNATIONAL      OTHER        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                    $      32          21         172             61             29           -          315
  Provision for loan losses                      4           -          58              1              -           -           63
  Trading account profits                       36           -           -              -              -           -           36
  Fee and other income                         275          19          (3)            43             53         (22)         365
  Noninterest expense                          174          28          41             26             50           -          319
  Income tax expense                            63           4          26             23             12         (22)         106
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $     102           8          44             54             20           -          228
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     41.32 %     15.14        6.31          88.29          13.89           -        19.15
  Average loans, net                     $   3,737       2,028      20,889          5,105          4,842           -       36,601
  Average deposits                           2,712         825       2,995             21          3,805           -       10,358
  Average attributed stockholders'
    equity (b)                           $     982         205       2,689            242            572           -        4,690
------------------------------------------------------------------------------------------------------------------------------------

                                            RETAIL
                                       BROKERAGE &                                              PRIVATE
                                         INSURANCE        TRUST      MUTUAL           CAP        CLIENT
(In millions)                             SERVICES     SERVICES       FUNDS       ACCOUNT       BANKING        OTHER          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                    $     20           13           -            53            43             -            129
  Provision for loan losses                     -            -           -             -             -             -             -
  Fee and other income                        229          168         118            30             4           (25)           524
  Noninterest expense                         199           97          54            31            24             -            405
  Income tax expense                           20           32          25            20             9            (9)            97
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $     30           52          39            32            14           (16)           151
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    38.45 %      87.12       74.75         74.50         22.09             -          54.65
  Average loans, net                     $      -          104           -             -         3,661             -          3,765
  Average deposits                              -        2,623           -        14,302         3,076             -         20,001
  Average attributed stockholders'
    equity (b)                           $    325          233         163           168           254           (32)         1,111
------------------------------------------------------------------------------------------------------------------------------------

                                                                            HOME
                                                                        EQUITY &
                                                         FIRST               THE                            RETAIL
                                                         UNION             MONEY           CREDIT           BRANCH
(In millions)                                         MORTGAGE             STORE            CARDS         PRODUCTS          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                $        18               146               53              629            846
  Provision for loan losses                                    -                20               35               26             81
  Fee and other income                                        43               (31)              99              208            319
  Noninterest expense                                         55               144               53              568            820
  Income tax expense                                           2               (19)              24               93            100
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                         $         4               (30)              40              150            164
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   20.40 %           (8.78)           34.35            29.31          16.39
  Average loans, net                                 $     1,449            12,683            2,115           23,280         39,527
  Average deposits                                         1,214               295                9           68,424         69,942
  Average attributed stockholders'
    equity (b)                                       $        78             1,370              449            2,021          3,918
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED SEPTEMBER 30, 1999
                                            ----------------------------------------------------------------------------------------

                                                        SMALL                               REAL      CASH MGT. &
                                                     BUSINESS                             ESTATE          DEPOSIT
(In millions)                                         BANKING           LENDING          BANKING         SERVICES          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                          $        21                91               46              239            397
  Provision for loan losses                              1                13                5                -             19
  Fee and other income                                   -                 -                -              139            139
  Noninterest expense                                   10                69               15              191            285
  Income tax expense                                     4                (2)              10               71             83
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                   $         6                11               16              116            149
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             14.33 %            3.67            11.66            63.65          22.09
  Average loans, net                           $     2,792            21,718            8,629                -         33,139
  Average deposits                                       -                 -                -           25,507         25,507
  Average attributed stockholders'
    equity (b)                                 $       187             1,241              535              719          2,682
------------------------------------------------------------------------------------------------------------------------------------

                                         CAPITAL        CAPITAL    FIRST UNION                               TREASURY/
(IN MILLIONS)                            MARKETS           MGT.     SECURITIES    CONSUMER  COMMERCIAL        NONBANK          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (C)
Income statement data
  Net interest income                    $     315         129         444            846          397            195          1,882
  Provision for loan losses                     63           -          63             81           19             12            175
  Trading account profits                       36           -          36              -            -             (1)            35
  Fee and other income                         365         524         889            319          139             58          1,405
  Noninterest expense                          319         405         724            820          285            111          1,940
  Income tax expense                           106          97         203            100           83             19            405
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                      228         151         379            164          149            110            802
  After-tax merger-related and
    restructuring charges                        -           -           -              -            -              -             -
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                $     228         151         379            164          149            110            802
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     19.15 %     54.65       25.92          16.39        22.09          15.06          20.47
  Average loans, net                     $  36,601       3,765      40,366         39,527       33,139         16,886        129,918
  Average deposits                          10,358      20,001      30,359         69,942       25,507          7,616        133,424
  Average attributed stockholders'
    equity (b)                           $   4,690       1,111       5,801          3,918        2,682          2,898         15,299
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)




BUSINESS SEGMENTS (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    THREE MONTHS ENDED JUNE 30, 1999
                                            ----------------------------------------------------------------------------------------

                                                            REAL               COMMERCIAL
                                       INVESTMENT         ESTATE  TRADITIONAL   LEASING &
(In millions)                             BANKING        FINANCE      BANKING        RAIL    INTERNATIONAL    OTHER         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                    $       46          24        168            65            46            -            349
  Provision for loan losses                       1           -         47             3             -            -             51
  Trading account profits                        70          33          -             -             -            -            103
  Fee and other income                          164          17         17            39            50          (27)           260
  Noninterest expense                           159          28         47            27            51            -            312
  Income tax expense                             43          17         35            23            17          (27)           108
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $       77          29         56            51            28            -            241
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                      35.87 %     49.38       8.64         98.55         18.65            -          21.34
  Average loans, net                     $    3,181       2,352     20,957         5,040         4,525            -         36,055
  Average deposits                            2,740         770      3,475            22         4,539            -         11,546
  Average attributed stockholders'
    equity (b)                           $      873         237      2,639           207           604            -          4,560
------------------------------------------------------------------------------------------------------------------------------------

                                            RETAIL
                                       BROKERAGE &                                              PRIVATE
                                         INSURANCE       TRUST         MUTUAL         CAP        CLIENT
(In millions)                             SERVICES    SERVICES          FUNDS     ACCOUNT       BANKING      OTHER          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                    $      20           11            1            46          44            -            122
  Provision for loan losses                      -            -            -             -          (1)           -             (1)
  Fee and other income                         234          164          111            29           4          (22)           520
  Noninterest expense                          209          108           68            32          21            -            438
  Income tax expense                            17           25           17            17          11           (8)            79
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $      28           42           27            26          17          (14)           126
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     33.38 %      71.57        40.95         71.83       27.88            -          46.28
  Average loans, net                     $       -          155            -             -       3,602            -          3,757
  Average deposits                               -        2,566            -        14,096       3,178            -         19,840
  Average attributed stockholders'
    equity (b)                           $     334          230          159           149         252          (29)         1,095
------------------------------------------------------------------------------------------------------------------------------------

                                                                            HOME
                                                                        EQUITY &
                                                         FIRST               THE                            RETAIL
                                                         UNION             MONEY           CREDIT           BRANCH
(In millions)                                         MORTGAGE             STORE            CARDS         PRODUCTS          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                $      21               145               62              617            845
  Provision for loan losses                                      -            17               40               24             81
  Fee and other income                                     111               113              108              200            532
  Noninterest expense                                       66               150               65              601            882
  Income tax expense                                        26                35               25               74            160
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                         $      40                56               40              118            254
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                127.84 %           16.57            36.49            24.15          26.35
  Average loans, net                                 $   1,618            12,284            2,564           28,844         45,310
  Average deposits                                       1,332                66                9           70,637         72,044
  Average attributed stockholders'
    equity (b)                                       $     129             1,358              444            1,975          3,906
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)

                                        5


BUSINESS SEGMENTS (a)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    THREE MONTHS ENDED JUNE 30, 1999
                                            ----------------------------------------------------------------------------------------

                                                         SMALL                               REAL      CASH MGT. &
                                                      BUSINESS                             ESTATE          DEPOSIT
(IN MILLIONS)                                          BANKING           LENDING          BANKING         SERVICES          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                           $           23                94               47              236            400
  Provision for loan losses                                  1                24                7                -             32
  Fee and other income                                       -                 -                -              139            139
  Noninterest expense                                       10                85               17              196            308
  Income tax expense                                         4               (14)               8               69             67
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                    $            8                (1)              15              110            132
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                 15.29 %           (0.32)           10.00            63.24          19.21
  Average loans, net                            $        2,751            22,252            8,529                -         33,532
  Average deposits                                           -                 -                -           25,637         25,637
  Average attributed stockholders'
    equity (b)                                  $          186             1,291              550              704          2,731
------------------------------------------------------------------------------------------------------------------------------------

                                         CAPITAL        CAPITAL    FIRST UNION                                TREASURY/
(IN MILLIONS)                            MARKETS           MGT.     SECURITIES  CONSUMER      COMMERCIAL       NONBANK     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (C)
Income statement data
  Net interest income                   $     349          122         471           845            400            129      1,845
  Provision for loan losses                    51           (1)         50            81             32             17        180
  Trading account profits                     103            -         103             -              -              1        104
  Fee and other income                        260          520         780           532            139            151      1,602
  Noninterest expense                         312          438         750           882            308            113      2,053
  Income tax expense                          108           79         187           160             67             31        445
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     241          126         367           254            132            120        873
  After-tax merger-related and
    restructuring charges                       -            -           -             -              -              -         -
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges               $     241          126         367           254            132            120        873
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    21.34 %      46.28       26.03         26.35          19.21          14.12      21.94
  Average loans, net                    $  36,055        3,757      39,812        45,310         33,532         15,145    133,799
  Average deposits                         11,546       19,840      31,386        72,044         25,637          4,725    133,792
  Average attributed stockholders'
    equity (b)                          $   4,560        1,095       5,655         3,906          2,731          3,409     15,701
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)

                                        6


BUSINESS SEGMENTS (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   THREE MONTHS ENDED MARCH 31, 1999
                                             ---------------------------------------------------------------------------------------
                                                               REAL                   COMMERCIAL
                                             INVESTMENT      ESTATE    TRADITIONAL     LEASING &
(In millions)                                   BANKING     FINANCE        BANKING          RAIL    INTERNATIONAL   OTHER     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                    $        30          13            163            63            46            -       315
  Provision for loan losses                        2           -             47             -             -            -        49
  Trading account profits                         85          27              -             -             -            -       112
  Fee and other income                           269          18             18            44            50          (28)      371
  Noninterest expense                            174          33             53            27            55            -       342
  Income tax expense                              79           9             31            25            15          (28)      131
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $       129          16             50            55            26            -       276
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                       58.34 %     27.22           7.99        117.44         17.22            -     25.13
  Average loans, net                     $     2,954       2,002         21,033         5,035         4,924            -    35,948
  Average deposits                             2,677         709          3,633            22         5,502            -    12,543
  Average attributed stockholders'
    equity (b)                           $       901         238          2,526           191           597            -     4,453
------------------------------------------------------------------------------------------------------------------------------------

                                           RETAIL
                                      BROKERAGE &                                            PRIVATE
                                        INSURANCE        TRUST      MUTUAL          CAP       CLIENT
(In millions)                            SERVICES     SERVICES       FUNDS      ACCOUNT      BANKING         OTHER          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                 $      17           15           1           45           43             -           121
  Provision for loan losses                   -            -           -            -            1             -             1
  Fee and other income                      222          161         107           26            5           (22)          499
  Noninterest expense                       201          115          60           31           25             -           432
  Income tax expense                         15           23          18           15            9            (8)           72
------------------------------------------------------------------------------------------------------------------------------------
  Net income                          $      23           38          30           25           13           (14)          115
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                  30.43 %      64.74       51.01        68.43        23.25             -         43.88
  Average loans, net                  $       -          179           -            -        3,543             -         3,722
  Average deposits                            -        2,760           -       14,161        3,046             -        19,967
  Average attributed stockholders'
    equity (b)                        $     314          236         152          144          247           (29)        1,064
------------------------------------------------------------------------------------------------------------------------------------

                                                                    HOME
                                                                EQUITY &
                                                 FIRST               THE                            RETAIL
                                                 UNION             MONEY           CREDIT           BRANCH
(In millions)                                 MORTGAGE             STORE            CARDS         PRODUCTS          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                   $           23               124               60              622            829
  Provision for loan losses                          -                10               46               27             83
  Fee and other income                             117                84               57              278            536
  Noninterest expense                               79               157               64              598            898
  Income tax expense                                23                16                3              105            147
------------------------------------------------------------------------------------------------------------------------------------
  Net income                            $           38                25                4              170            237
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                         83.59 %            7.60             4.28            32.83          23.68
  Average loans, net                    $        2,026            12,164            2,598           31,343         48,131
  Average deposits                               1,340                 2               10           72,253         73,605
  Average attributed stockholders'
    equity (b)                          $          183             1,337              446            2,098          4,064
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)

                                        7


BUSINESS SEGMENTS (a)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   THREE MONTHS ENDED MARCH 31, 1999
                                            ----------------------------------------------------------------------------------------

                                                               SMALL                          REAL      CASH MGT. &
                                                            BUSINESS                        ESTATE          DEPOSIT
(IN MILLIONS)                                                BANKING        LENDING        BANKING         SERVICES          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                 $        21             97               48              252            418
  Provision for loan losses                                     1             12                6                -             19
  Fee and other income                                          -              -                -              133            133
  Noninterest expense                                           9             76               19              205            309
  Income tax expense                                            4             (4)               8               69             77
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                          $         7             13               15              111            146
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    14.63 %         3.65             9.64            58.28          19.43
  Average loans, net                                  $     2,696         23,053            8,387                -         34,136
  Average deposits                                              -              -                -           26,922         26,922
  Average attributed stockholders'
    equity (b)                                        $       177          1,500              575              776          3,028
------------------------------------------------------------------------------------------------------------------------------------

                                          CAPITAL       CAPITAL    FIRST UNION                                TREASURY/
(IN MILLIONS)                             MARKETS          MGT.     SECURITIES    CONSUMER     COMMERCIAL       NONBANK       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (C)
Income statement data
  Net interest income                  $      315           121            436         829            418            97       1,780
  Provision for loan losses                    49             1             50          83             19            12         164
  Trading account profits                     112             -            112           -              -             1         113
  Fee and other income                        371           499            870         536            133           298       1,837
  Noninterest expense                         342           432            774         898            309           528       2,509
  Income tax expense                          131            72            203         147             77           (76)        351
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     276           115            391         237            146           (68)        706
  After-tax merger-related and
    restructuring charges                       -            -               -           -              -           259         259
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges              $      276           115            391         237            146           191         965
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    25.13 %       43.88          28.74       23.68          19.43         22.57       24.32
  Average loans, net                   $   35,948         3,722         39,670      48,131         34,136        10,459     132,396
  Average deposits                         12,543        19,967         32,510      73,605         26,922         3,225     136,262
  Average attributed stockholders'
    equity (b)                         $    4,453         1,064          5,517       4,064          3,028         3,432      16,041
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                THREE MONTHS ENDED DECEMBER 31, 1998
                                            ----------------------------------------------------------------------------------------

                                                            REAL                   COMMERCIAL
                                        INVESTMENT        ESTATE    TRADITIONAL     LEASING &
(In millions)                              BANKING       FINANCE        BANKING          RAIL    INTERNATIONAL      OTHER     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                    $      50            19            158            31               57          -      315
  Provision for loan losses                     (5)            1             26             2               10          -       34
  Trading account profits                       59            34              -             -                -          -       93
  Fee and other income                         134            22             16            48               46        (17)     249
  Noninterest expense                          168            41             49            28               49          -      335
  Income tax expense                            30             9             37            14               17        (17)      90
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $      50            24             62            35               27          -      198
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     21.67 %       29.82          10.04         93.35            17.33          -    17.74
  Average loans, net                     $   2,957         2,017         20,361         4,743            5,166          -   35,244
  Average deposits                           2,743           734          3,993            22            5,913          -   13,405
  Average attributed stockholders'
    equity (b)                           $     911           306          2,411           153              641          -    4,422
------------------------------------------------------------------------------------------------------------------------------------

                                             RETAIL
                                        BROKERAGE &                                                 PRIVATE
                                          INSURANCE          TRUST         MUTUAL         CAP        CLIENT
(In millions)                              SERVICES       SERVICES          FUNDS     ACCOUNT       BANKING    OTHER       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                    $        8             14              -          43            42        -         107
  Provision for loan losses                       -              -              -          -              1        -           1
  Fee and other income                          201            159            108          22             5      (21)        474
  Noninterest expense                           185            105             55          29            23        -         397
  Income tax expense                              9             26             21          14             8       (7)         71
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $       15             42             32          22            15      (14)        112
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                      22.03 %        75.76          67.24       70.61         20.97        -       45.44
  Average loans, net                     $        -            107              -           -         3,701        -       3,808
  Average deposits                                -          2,406              -      13,123         2,971        -      18,500
  Average attributed stockholders'
    equity (b)                           $      270            221            152         126           256      (27)        998
------------------------------------------------------------------------------------------------------------------------------------

                                                                     HOME
                                                                 EQUITY &
                                                  FIRST               THE                            RETAIL
                                                  UNION             MONEY           CREDIT           BRANCH
(In millions)                                  MORTGAGE             STORE            CARDS         PRODUCTS          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                    $           26               119               56              654            855
  Provision for loan losses                           1                 3               59               30             93
  Fee and other income                              125                27               90              301            543
  Noninterest expense                                84               171               68              625            948
  Income tax expense                                 26               (11)               8              114            137
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $           40               (17)              11              186            220
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                          88.34 %           (5.47)           10.43            33.35          20.96
  Average loans, net                     $        2,511             9,202            2,636           35,316         49,665
  Average deposits                                1,407                65                9           73,723         75,204
  Average attributed stockholders'
    equity (b)                           $          184             1,327              439            2,200          4,150
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)

                                        9


BUSINESS SEGMENTS (a)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED DECEMBER 31, 1998
                                          ------------------------------------------------------------------------------------------

                                                     SMALL                               REAL      CASH MGT. &
                                                  BUSINESS                             ESTATE          DEPOSIT
(In millions)                                      BANKING           LENDING          BANKING         SERVICES          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                       $           22               100               50              261            433
  Provision for loan losses                              1                19                6                -             26
  Fee and other income                                   -                 -                -              129            129
  Noninterest expense                                   10                79               18              211            318
  Income tax expense                                     3                (6)              10               68             75
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                $            8                 8               16              111            143
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             13.63 %            2.39            10.38            59.15          19.38
  Average loans, net                        $        2,658            22,953            8,651                -         34,262
  Average deposits                                       -                 -                -           27,760         27,760
  Average attributed stockholders'
    equity (b)                              $          172             1,366              606              746          2,890
------------------------------------------------------------------------------------------------------------------------------------

                                          CAPITAL        CAPITAL    FIRST UNION                               TREASURY/
(IN MILLIONS)                             MARKETS           MGT.     SECURITIES     CONSUMER     COMMERCIAL    NONBANK        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (C)
Income statement data
  Net interest income                    $    315            107            422          855          433         88          1,798
  Provision for loan losses                    34              1             35           93           26         13            167
  Trading account profits                      93              -             93            -            -        (16)            77
  Fee and other income                        249            474            723          543          129        270          1,665
  Noninterest expense                         335            397            732          948          318        489          2,487
  Income tax expense                           90             71            161          137           75       (344)            29
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     198            112            310          220          143        184            857
  After-tax merger-related and
    restructuring charges                       -              -              -            -            -        136            136
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                $    198            112            310          220          143        320            993
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    17.74 %        45.44          22.69        20.96        19.38      29.17          22.49
  Average loans, net                     $ 35,244          3,808         39,052       49,665       34,262     10,014        132,993
  Average deposits                         13,405         18,500         31,905       75,204       27,760      2,591        137,460
  Average attributed stockholders'
    equity (b)                           $  4,422            998          5,420        4,150        2,890      4,353         16,813
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED SEPTEMBER 30, 1998
                                            ----------------------------------------------------------------------------------------

                                                        REAL                COMMERCIAL
                                       INVESTMENT     ESTATE   TRADITIONAL  LEASING &
(In millions)                             BANKING    FINANCE       BANKING       RAIL    INTERNATIONAL    OTHER    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                    $    20         17         154          35           51             -       277
  Provision for loan losses                    -         (1)         62           -            -             -        61
  Trading account profit (loss)               83       (156)          -           -            -             -       (73)
  Fee and other income                        84         35          36          45           60           (35)      225
  Noninterest expense                        107         22          38          24           40             -       231
  Income tax expense                          27        (40)         34          13           27           (35)       26
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $    53        (85)         56          43           44             -       111
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                   27.41 %  (113.16)      10.12      113.73        29.99             -     11.03
  Average loans, net                     $ 3,006      1,553      19,191       4,647        4,909             -    33,306
  Average deposits                         3,003        643       3,827          22        4,796             -    12,291
  Average attributed stockholders'
    equity (b)                           $   767        298       2,196         150          582             -     3,993
------------------------------------------------------------------------------------------------------------------------------------

                                          RETAIL
                                     BROKERAGE &                                               PRIVATE
                                       INSURANCE          TRUST     MUTUAL           CAP        CLIENT
(In millions)                           SERVICES       SERVICES      FUNDS       ACCOUNT       BANKING        OTHER          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                    $     8             13          1            38            42            -            102
  Provision for loan losses                    -              -          -             -             1            -              1
  Fee and other income                       196            150        105            19             5          (21)           454
  Noninterest expense                        180             93         50            27            18            -            368
  Income tax expense                          10             27         21            12            11           (8)            73
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $    14             43         35            18            17          (13)           114
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                   22.75 %        82.70      71.23         71.47         26.55            -          48.15
  Average loans, net                     $     -            118          -             -         3,706            -          3,824
  Average deposits                             -          2,334          -        11,534         2,800            -         16,668
  Average attributed stockholders'
    equity (b)                           $   267            208        147           103           257          (28)           954
------------------------------------------------------------------------------------------------------------------------------------

                                                                        HOME
                                                                    EQUITY &
                                                     FIRST               THE                            RETAIL
                                                     UNION             MONEY           CREDIT           BRANCH
(In millions)                                     MORTGAGE             STORE            CARDS         PRODUCTS          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                       $           24               112               95              683            914
  Provision for loan losses                              -                 3               42               41             86
  Fee and other income                                  68               178              161              208            615
  Noninterest expense                                   79               174               71              545            869
  Income tax expense                                     5                43               54              117            219
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                $            8                70               89              188            355
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             21.80 %           18.71            76.76            33.91          32.83
  Average loans, net                        $        2,173             9,873            3,648           37,015         52,709
  Average deposits                                   1,413               159               11           76,366         77,949
  Average attributed stockholders'
    equity (b)                              $          143             1,472              454            2,211          4,280
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)



BUSINESS SEGMENTS (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED SEPTEMBER 30, 1998
                                          ------------------------------------------------------------------------------------------

                                                   SMALL                               REAL      CASH MGT. &
                                                BUSINESS                             ESTATE          DEPOSIT
(In millions)                                    BANKING           LENDING          BANKING         SERVICES          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                         $      22               113               54              250            439
  Provision for loan losses                           1                18                6                -             25
  Fee and other income                                -                 -                -              129            129
  Noninterest expense                                 9                70               13              186            278
  Income tax expense                                  5                 4               14               74             97
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                  $       7                21               21              119            168
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                          17.67 %            6.34            13.76            66.44          23.50
  Average loans, net                          $   2,648            24,213            9,048                -         35,909
  Average deposits                                    -                 -                -           26,666         26,666
  Average attributed stockholders'
    equity (b)                                $     171             1,366              634              713          2,884
------------------------------------------------------------------------------------------------------------------------------------

                                           CAPITAL     CAPITAL    FIRST UNION                                   TREASURY/
(IN MILLIONS)                              MARKETS        MGT.     SECURITIES       CONSUMER     COMMERCIAL       NONBANK      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (C)
Income statement data
  Net interest income                    $    277         102            379            914            439           111      1,843
  Provision for loan losses                    61           1             62             86             25            66        239
  Trading account profit (loss)               (73)          -            (73)             -              -            18        (55)
  Fee and other income                        225         454            679            615            129           445      1,868
  Noninterest expense                         231         368            599            869            278           176      1,922
  Income tax expense                           26          73             99            219             97            85        500
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     111         114            225            355            168           247        995
  After-tax merger-related and
    restructuring charges                       -           -              -              -              -            16         16
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                $    111         114            225            355            168           263      1,011
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    11.03 %     48.15          18.04          32.83          23.50         24.08      23.42
  Average loans, net                     $ 33,306       3,824         37,130         52,709         35,909         7,938    133,686
  Average deposits                         12,291      16,668         28,959         77,949         26,666         2,640    136,214
  Average attributed stockholders'
    equity (b)                           $  3,993         954          4,947          4,280          2,884         4,333     16,444
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    THREE MONTHS ENDED JUNE 30, 1998
                                            ----------------------------------------------------------------------------------------

                                                           REAL                    COMMERCIAL
                                          INVESTMENT     ESTATE    TRADITIONAL      LEASING &
(In millions)                                BANKING    FINANCE        BANKING           RAIL    INTERNATIONAL  OTHER          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
 Net interest income                    $       16         14            151             31           38           -            250
  Provision for loan losses                       5          -             18              3            1           -             27
  Trading account profits                        38         31              -              -            -           -             69
  Fee and other income                          205         13             18             45           47         (17)           311
  Noninterest expense                           163         26             48             22           54           -            313
  Income tax expense                             34         10             39             15           11         (17)            92
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $       57         22             64             36           19           -            198
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                      30.82 %    38.20          13.32          94.38        13.81           -          22.05
  Average loans, net                     $    2,426      1,754         18,194          4,594        5,088           -         32,056
  Average deposits                            2,048        658          3,551             21        4,484           -         10,762
  Average attributed stockholders'
    equity (b)                           $      748        231          1,927            153          552           -          3,611
------------------------------------------------------------------------------------------------------------------------------------

                                           RETAIL
                                      BROKERAGE &                                              PRIVATE
                                        INSURANCE          TRUST     MUTUAL           CAP       CLIENT
(In millions)                            SERVICES       SERVICES      FUNDS       ACCOUNT      BANKING         OTHER          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                    $     10             13          1            39           40             -            103
  Provision for loan losses                     -              -          -             -            2             -              2
  Fee and other income                        193            154        102            18            4           (23)           448
  Noninterest expense                         168            109         56            26           20             -            379
  Income tax expense                           13             22         18            12            9            (9)            65
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $     22             36         29            19           13           (14)           105
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    32.28 %        66.56      51.85         71.97        22.78             -          44.46
  Average loans, net                     $      1            100          -             -        3,508             -          3,609
  Average deposits                              -          2,167          -        11,150        2,620             -         15,937
  Average attributed stockholders'
    equity (b)                           $    267            216        145           105          242           (30)           945
------------------------------------------------------------------------------------------------------------------------------------

                                                                 HOME
                                                             EQUITY &
                                              FIRST               THE                            RETAIL
                                              UNION             MONEY           CREDIT           BRANCH
(In millions)                              MORTGAGE             STORE            CARDS         PRODUCTS          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                $           24                41               83              691            839
  Provision for loan losses                       -                 3               57               26             86
  Fee and other income                          101                 9               74              249            433
  Noninterest expense                            78                26               61              582            747
  Income tax expense                             17                 8               15              127            167
------------------------------------------------------------------------------------------------------------------------------------
  Net income                         $           30                13               24              205            272
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                      65.06 %           22.46            22.19            35.77          34.45
  Average loans, net                 $        2,230             6,082            3,676           37,795         49,783
  Average deposits                            1,428               105               13           78,368         79,914
  Average attributed stockholders'
    equity (b)                       $          174               238              450            2,300          3,162
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS (a)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    THREE MONTHS ENDED JUNE 30, 1998
                                     -----------------------------------------------------------------------------------------------

                                                    SMALL                               REAL      CASH MGT. &
                                                 BUSINESS                             ESTATE          DEPOSIT
(IN MILLIONS)                                     BANKING           LENDING          BANKING         SERVICES          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                      $           21               127               52              237            437
  Provision for loan losses                             1                15                5                -             21
  Fee and other income                                  -                 -                -              128            128
  Noninterest expense                                  10                77               15              206            308
  Income tax expense                                    4                10               12               61             87
------------------------------------------------------------------------------------------------------------------------------------
  Net income                               $            6                25               20               98            149
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                            15.75 %            6.83            12.82            58.58          20.47
  Average loans, net                       $        2,571            25,903            8,850                -         37,324
  Average deposits                                      -                 -                -           24,888         24,888
  Average attributed stockholders'
    equity (b)                             $          167             1,471              618              671          2,927
------------------------------------------------------------------------------------------------------------------------------------

                                            CAPITAL      CAPITAL    FIRST UNION                                TREASURY/
(IN MILLIONS)                               MARKETS         MGT.     SECURITIES     CONSUMER     COMMERCIAL     NONBANK       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (C)
Income statement data
  Net interest income                    $      250          103            353          839            437         176       1,805
  Provision for loan losses                      27            2             29           86             21          14         150
  Trading account profit (loss)                  69            -             69            -              -         (94)        (25)
  Fee and other income                          311          448            759          433            128         236       1,556
  Noninterest expense                           313          379            692          747            308       1,062       2,809
  Income tax expense                             92           65            157          167             87        (283)        128
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                       198          105            303          272            149        (475)        249
  After-tax merger-related and
    restructuring charges                         -            -              -            -              -         634         634
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                $      198          105            303          272            149         159         883
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                      22.05 %      44.46          26.68        34.45          20.47       16.02       23.89
  Average loans, net                     $   32,056        3,609         35,665       49,783         37,324       8,264     131,036
  Average deposits                           10,762       15,937         26,699       79,914         24,888       5,540     137,041
  Average attributed stockholders'
    equity (b)                           $    3,611          945          4,556        3,162          2,927       3,980      14,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   THREE MONTHS ENDED MARCH 31, 1998
                                       ---------------------------------------------------------------------------------------------

                                                          REAL                   COMMERCIAL
                                        INVESTMENT      ESTATE    TRADITIONAL     LEASING &
(In millions)                              BANKING     FINANCE        BANKING          RAIL    INTERNATIONAL      OTHER       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                    $      27          16            161            19               27          -         250
  Provision for loan losses                      -           -              6             1                1          -           8
  Trading account profits                       35           -              -             -                -          -          35
  Fee and other income                         131          16              8            50               59        (17)        247
  Noninterest expense                          113          24             46            34               46          -         263
  Income tax expense                            27           1             45            10               15        (17)         81
------------------------------------------------------------------------------------------------------------------------------------
  Net income                             $      53           7             72            24               24          -         180
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     22.15 %     14.27          14.97         64.89            19.43          -      19.36
  Average loans, net                     $   2,207       1,829         17,907         4,244            4,168          -     30,355
  Average deposits                           1,586         590          3,573            21            3,560          -      9,330
  Average attributed stockholders'
    equity (b)                           $     970         199          1,951           150              501          -      3,771
------------------------------------------------------------------------------------------------------------------------------------

                                           RETAIL
                                      BROKERAGE &                                                PRIVATE
                                        INSURANCE        TRUST      MUTUAL          CAP           CLIENT
(In millions)                            SERVICES     SERVICES       FUNDS      ACCOUNT          BANKING         OTHER         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                 $       12           15           -           35               38             -            100
  Provision for loan losses                    -            -           -            -                1             -              1
  Fee and other income                       187          146          96           17                3           (20)           429
  Noninterest expense                        167          109          54           25               21             -            376
  Income tax expense                          12           20          16           10                7            (8)            57
------------------------------------------------------------------------------------------------------------------------------------
  Net income                          $       20           32          26           17               12           (12)            95
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                   29.94 %      59.78       48.01        70.84            20.88             -          41.13
  Average loans, net                  $        -          127           -            -            3,375             -          3,502
  Average deposits                             -        2,356           -       10,879            2,517             -         15,752
  Average attributed stockholders'
    equity (b)                        $      264          216         135           97              232           (27)           917
------------------------------------------------------------------------------------------------------------------------------------

                                                           FIRST                                              RETAIL
                                                           UNION              HOME           CREDIT           BRANCH
(In millions)                                           MORTGAGE            EQUITY            CARDS         PRODUCTS          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                             $           19                38               94              670            821
  Provision for loan losses                                    1                 2               53               30             86
  Fee and other income                                        52                 9               69              224            354
  Noninterest expense                                         70                27               59              571            727
  Income tax expense                                           -                 7               20              112            139
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                      $            -                11               31              181            223
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                       - %           25.54            28.89            31.60          29.59
  Average loans, net                              $        1,901             5,057            3,884           38,952         49,794
  Average deposits                                         1,109                 -               15           77,794         78,918
  Average attributed stockholders'
    equity (b)                                    $          125               184              444            2,316          3,069
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS (a)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   THREE MONTHS ENDED MARCH 31, 1998
                                   -------------------------------------------------------------------------------------------------

                                                     SMALL                               REAL      CASH MGT. &
                                                  BUSINESS                             ESTATE          DEPOSIT
(In millions)                                      BANKING           LENDING          BANKING         SERVICES          TOTAL
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
COMMERCIAL
Income statement data
  Net interest income                       $           21               123               55              229            428
  Provision for loan losses                              1                16                2                -             19
  Fee and other income                                   -                 -                -              129            129
  Noninterest expense                                   10                83               16              201            310
  Income tax expense                                     4                 6               14               60             84
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  Net income                                $            6                18               23               97            144
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Performance and other data
  Return on average attributed
    stockholders' equity                             16.29 %            4.76            14.33            58.59          19.76
  Average loans, net                        $        2,532            24,980            9,530                -         37,042
  Average deposits                                       -                 -                -           24,301         24,301
  Average attributed stockholders'
    equity (b)                              $          162             1,453              658              667          2,940
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                                            CAPITAL     CAPITAL    FIRST UNION                                   TREASURY/
(IN MILLIONS)                               MARKETS        MGT.     SECURITIES       CONSUMER     COMMERCIAL     NONBANK       TOTAL
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CONSOLIDATED (C)
Income statement data
  Net interest income                    $      250         100            350            821            428         232       1,831
  Provision for loan losses                       8           1              9             86             19          21         135
  Trading account profits                        35           -             35              -              -          91         126
  Fee and other income                          247         429            676            354            129          64       1,223
  Noninterest expense                           263         376            639            727            310         162       1,838
  Income tax expense                             81          57            138            139             84          56         417
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  Net income after
    merger-related and
    restructuring charges                       180          95            275            223            144         148         790
  After-tax merger-related and
    restructuring charges                         -           -              -              -              -          19          19
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  Net income before
    merger-related and
    restructuring charges                $      180          95            275            223            144         167         809
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Performance and other data
  Return on average attributed
    stockholders' equity                      19.36 %     41.13          23.79          29.59          19.76       13.78       21.01
  Average loans, net                     $   30,355       3,502         33,857         49,794         37,042       9,786     130,479
  Average deposits                            9,330      15,752         25,082         78,918         24,301       6,273     134,574
  Average attributed stockholders'
    equity (b)                           $    3,771         917          4,688          3,069          2,940       4,915      15,612
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

(a) Business Segment information reflects the April 1998 pooling of interests merger with CoreStates. The information also reflects the 1998 divestiture of $3.4 billion of deposits, $2.2 billion of which related to the CoreStates merger. Information related to the purchase accounting acquisitions of The Money Store and EVEREN on June 30, 1998, and October 1, 1999, respectively, is included from the date the acquisitions occurred.

(b) Average attributed stockholders' equity excludes merger-related and restructuring charges. The return on average attributed stockholders' equity for the Capital Management Mutual Funds unit is net of the amount included in Other.

(c) In the consolidated data, First Union Securities represents the total of Capital Markets and Capital Management.



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